Exhibit 99.1


MEMORANDUM OF AGREEMENT effective and entered into as of the ____ day of ____________, 20__.


BY AND BETWEEN:
                                    -------------------------------------------
                                    (hereinafter called the "Eligible Director")


AND: POTASH CORPORATION OF SASKATCHEWAN INC., a Saskatchewan corporation

                                    (hereinafter called the "Corporation")



         WHEREAS the Corporation has adopted the Potash Corporation of Saskatchewan Inc. Deferred Share Unit Plan for Non-Employee Directors (the "Plan"); and

         WHEREAS the Eligible Director wishes to have Share Units credited to the account maintained on his or her behalf in the books of the Corporation and to be offered the possibility of deferring the payment of all or part of his or her Annual Retainer Fees and/or any other fees payable in respect of serving as an Eligible Director.


NOW, THEREFORE, THIS AGREEMENT DOES WITNESS AS FOLLOWS:

1. The preamble hereto shall form a part hereof as if herein recited at length.

2. The Eligible Director acknowledges having received a copy of the Plan, which is annexed hereto as Schedule "A" and is incorporated herein as if recited at length, and acknowledges having reviewed and understood the provisions of the Plan. The Eligible Director hereby agrees to be bound by all of the terms and conditions set forth in the Plan. In the event of any conflict or inconsistency between the provisions of this agreement and those of the Plan, the provisions of the Plan shall prevail and override the provisions of this agreement.

3. The Eligible Director acknowledges that the Corporation will maintain in its books and records an account in his or her name, recording at all times the number of Share Units, if any, standing to his or her credit.

4. The Eligible Director acknowledges that Share Units may be awarded in the following circumstances and on the following conditions:

     a)   Discretionary Grant of Deferred Share Units

          Subject to confirmation by the Board, the Committee may recommend that Share Units be awarded to the Eligible Director and shall recommend the number of Share Units to be awarded. The Committee shall, subject to confirmation by the Board, recommend the effective date of each grant of Share Units and each grant shall be confirmed in writing to the Eligible Director.

     b) Election for Deferral of Annual Retainer Fees and/or Other Fees Payable in Respect of Serving as an Eligible Director

          The Eligible Director may elect, with respect to any particular calendar year, to be paid up to 100% of his or her Annual Retainer Fees and other fees payable in respect of serving as an Eligible Director otherwise payable in cash in that calendar year in the form of Share Units. Such election shall be made as follows:

          (i) In order to elect to participate in the Plan with respect to any particular calendar year, the Eligible Director shall, on or before the date that is the last business day of the calendar year ending immediately before the particular calendar year to which the Annual Retainer Fees and/or other fees payable in respect of serving as an Eligible Director relate (the "Election Expiry Date"), complete and deliver to the Corporation a written election specifying, in percentage form (the "Elected Percentage"), the extent to which the Eligible Director elects to participate in the Plan for the particular calendar year. Such election shall be in the form of the election notice annexed hereto as Schedule "B" and may be revoked or modified if written notification of such revocation or modification is received before the Election Expiry Date. Subject to confirmation by the Board, the Committee may substitute a new date for the Election Expiry Date, provided that such new date shall apply solely to the Annual Retainer Fees and/or other fees payable in respect of serving as an Eligible Director earned for services rendered after such new date.

          (ii) In order to elect to participate in the Plan in the calendar year in which the Eligible Director is first elected or appointed to the Board, the Eligible Director shall, before the earlier of: (a) the date that is thirty (30) days after the date the Eligible Director is first elected or appointed to the Board; and (b) the last business day of the particular Quarter in which the Eligible Director is first elected or appointed to the Board, complete and deliver to the Corporation a written election specifying the Eligible Director's Elected Percentage. Such election may be revoked or modified if written notification of such revocation or modification is received by the Corporation before the expiry of the aforesaid period.

5. The Eligible Director acknowledges that:

     (a) he or she shall have no claim or right to any common shares of the Corporation deliverable in payment of Share Units granted pursuant to the Plan;

     (b) under no circumstances shall Share Units be considered common shares of the Corporation nor shall they entitle the Eligible Director to exercise any voting rights or any other rights attaching to the ownership of the common shares of the Corporation, nor shall the Eligible Director be considered the owner of the common shares of the Corporation; and

     (c) neither the Plan nor any grant of Share Units thereunder shall be construed as granting the Eligible Director a right to be retained as a member of the Board or as a member of the Board of directors of any subsidiary or a claim or right to any future grants of Share Units.

6. This agreement shall remain in full force and effect until all the Share Units credited to the Eligible Director's account have been settled. Following the Eligible Director's Termination of Board Service, the Share Units shall be settled on the fourth business day following the release of the Corporation's quarterly or annual results immediately following such Termination of Board Service. In no event shall the Entitlement Date occur later than the end of the first calendar year commencing after Termination of Board Service by the Eligible Director. Share Units shall be paid to the Participant no later than the end of the first calendar year commencing after Termination of Board Service by the Participant. The Share Units will be settled in cash or Common Shares, as directed by the Committee and approved by the Board.

7. NOTICES

         All notices, requests, consents and other communications required or permitted to be given hereunder or under the Plan shall be in writing and either delivered by messenger or sent by pre-paid registered mail, and shall be deemed given when so delivered by messenger or four (4) business days following the sending thereof by pre-paid registered mail, as follows:

          7.1  if to the Eligible Director, to:



          7.2  if the Corporation, to:

               Potash Corporation of Saskatchewan Inc.
               Suite 500, 122 - 1st Avenue South
               Saskatoon, Saskatchewan
               S7K 7GS

               Telecopier:       (906) 933-8877

               Attention:        S. Gizen, Corporate/Securities Administrator

or to such other person or address as any party shall designate by notice in writing to the other in accordance herewith. In the event of postal strike or other mail service interruption, existing or threatened, all notices shall be delivered by messenger.

8.       GENERAL

         8.1 All terms not defined herein shall have the meaning ascribed to them in the Plan.

         8.2 This agreement shall be governed by and construed and enforced in accordance with the laws of the Province of Saskatchewan and the federal laws of Canada applicable therein.

         8.3 This agreement, inclusive of the Plan, embodies the entire agreement and understandings of the parties hereto in respect of the subject matter hereof and supersedes all prior correspondence, proposals, promises, representations, understandings and agreements relating to such subject matter.

         8.4 This agreement and the rights of the Eligible Director hereunder and under the Plan, may not be assigned or transferred by the Eligible Director, except in accordance with the provisions of the Plan. The Corporation may assign its rights and its obligations hereunder in connection with any merger, consolidation, sale, transfer, liquidation or other disposition of all or substantially all of its business or assets, provided that its obligations hereunder shall be assumed by its successors or assigns, whether by merger, consolidation, sale, transfer, liquidation or such other disposition.

         8.5 This agreement may be amended, modified or cancelled, and the terms and covenants hereof may be waived, only by a written instrument executed by all of the parties hereto, or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of such term or covenant or as a waiver of any other term or covenant contained in this agreement.

         8.6 This agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective heirs, executives, successors and permitted assigns.

         8.7 The parties hereto undertake and agree to execute such further deeds, documents and agreements and to do all things (including, without limitation, the passing of resolutions) that may be necessary or useful for the purpose of giving effect to the provisions of this agreement.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.



                                         ---------------------------------------
                                         [ELIGIBLE DIRECTOR]



                                         POTASH CORPORATION OF SASKATCHEWAN INC.



                                         Per:
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